Investment in life insurance policies, net (Tables)	12 Months Ended
Jun. 30, 2025
Investments, All Other Investments [Abstract]
Schedule of investment in life insurance policies

Investment in life insurance policies, net consists of the following:

	As of June 30,
	2024	2025	2025
	GBP	GBP	US$
Balance, beginning of the year	512,292	319,498	438,389
Proceeds from termination of life insurance policy, net	(166,368)	-	-
Fair value gain on life insurance policy	10,559	13,179	18,083
Insurance expense	(44,536)	-	-
Exchange gain (loss)	7,551	(26,458)	(36,303)
Balance, end of the year	319,498	306,219	420,169
Less: allowance for expected credit losses	-	-	-
Cash surrender value	319,498	306,219	420,169